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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

                DATE OF REPORT (Date of Earliest Event Reported)

                                 March 23, 2005


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                            MEDCOM USA, INCORPORATED
           (Name of small business issuer as specified in its charter)

        DELAWARE                0-25474                      65-0287558
State of Incorporation     Commission File No    IRS Employer Identification No.

                       7975 NORTH HAYDEN ROAD, SUITE D-333
                              SCOTTSDALE, AZ 85258
                    (Address of principal executive offices)

                                 (480) 675-8865
                           (Issuer's telephone number)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c) )


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SECTION  8  -  OTHER  EVENTS

ITEM  8.01  OTHER  EVENTS.

     MedCom USA, Inc. completed an agreement to become a direct credit card Independent Sales Organization (ISO) for National Processing Company (NPC) a wholly owned subsidiary of Bank of America for the processing of credit/debit card transactions.

     This agreement allows MedCom USA, Inc. to bypass any intermediaries providing credit card processing and deal directly with the first level of the Merchant Bank's processors. This increases the profit margin for MedCom USA on these transactions substantially.

     This will allow MedCom USA more flexibility in engaging strategic distribution partnerships with major sales organizations, healthcare carriers, healthcare suppliers and other groups servicing the Medical and Dental industries by providing them the ability to compensate these organizations through residual sales income.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MEDCOM USA, INC.

                              By /s/ W.P. Williams
                                 -----------------
                            Chairman, President, CEO
                   (Sole executive officer of the registrant)

                                 March 23, 2005


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